UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 30, 2006

Corinthian Colleges, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-25283	33-0717312
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6 Hutton Centre Drive, Suite 400, Santa Ana, California		92707
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(714) 427-3000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(c) On October 30, 2006, Mr. Richard Lee Cochran, Jr. joined Corinthian Colleges, Inc. (the "Company") as its Executive Vice President, Admissions.

Mr. Cochran, age 44, has more than 20 years of experience in the post-secondary education, educational publishing, and information technology industries. As corporate vice president at Career Education Corporation, Cochran led an organization of 1,500 admissions representatives and 200 managers in the United States, France, Dubai and London. Prior to joining Career Education, Mr. Cochran was senior vice president at Thomson Learning, a division of Thomson Corporation. Mr. Cochran was with Electronic Data Systems from 1989 to 1997, where he served in a variety of senior level sales positions. Mr. Cochran earned a bachelor of science degree in business management and organization from the University of Miami.

A copy of the press release announcing the foregoing management change is filed as Exhibit 99.1 to this Current Report and is incorporated herein by this reference.

(d) On Tuesday, October 31, 2006, the Company’s Board of Directors, following a unanimous recommendation from the Board’s Nominating and Corporate Governance Committee, unanimously appointed Robert "Bob" Lee as a Class II director on the Company’s Board of Directors. Mr. Lee, age 58, currently serves as a director on the boards of Blue Shield of California, Broadvision, Inc., Netopia, Inc. and Web.com, Inc. He also serves on several community boards, including Committee of 100, Asian Pacific Fund and Youth Tennis Advantage. Mr. Lee joins Corinthian's Board of Directors after a distinguished 26-year career with Pacific Bell ("PacBell"). At the time of his retirement from PacBell in 1998, Lee was a corporate executive vice president and president of business communications services. During his tenure at PacBell, Mr. Lee served in a variety of senior marketing and general management positions. Mr. Lee earned an MBA degree from the University of California, Berkeley and a bachelor's degree in electrical engineering from the University of Southern California.

A copy of the press release dated November 1, 2006 announcing Mr. Lee's election to the Company’s Board of Directors is attached as Exhibit 99.2 to this Current Report and is incorporated herein by this reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

The exhibits to this Current Report are listed in the Exhibit Index set forth elsewhere herein.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Corinthian Colleges, Inc.

November 2, 2006	By:	Stan A. Mortensen

Name: Stan A. Mortensen
Title: Senior Vice President and General Counsel

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Exhibit Index

Exhibit No.	Description

99.1	Text of press release issued by Corinthian Colleges, Inc. on October 30, 2006.
99.2	Text of press release issued by Corinthian Colleges, Inc. on November 1, 2006.